UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 5, 2021
Date of Report (date of earliest event reported)

OPORTUN FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 001-39050

Delaware		45-3361983
State or Other Jurisdiction of Incorporation or Organization		I.R.S. Employer Identification No.

2 Circle Star Way
San Carlos,	CA	94070
Address of Principal Executive Offices		Zip Code
(650) 810-8823
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OPRT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On February 5, 2021, Oportun, Inc. ("Oportun"), a wholly-owned subsidiary of Oportun Financial Corporation (the "Company") entered into a Receivables Retention Facility Agreement (the “Retention Facility Agreement”), an Amended and Restated Credit Card Program and Servicing Agreement (the “Amended Program Agreement”) and other related documents (the Retention Facility Agreement, the Amended Program Agreement and the related documents, collectively referred to as the "Retention Facility") with WebBank, a Utah-chartered industrial bank ("WebBank"), providing the Company with additional funding to expand its credit card product. Certain capitalized terms not defined in this section of the report are used with the meanings ascribed to them in the Retention Facility.

Under the Retention Facility Agreement, WebBank will originate, fund and retain credit card receivables up to $25 million. The Company will purchase any excess receivables originated above the $25 million amount, in addition to certain ineligible receivables. The Retention Facility has a term of two years, commencing on February 9, 2021. The Amended Program Agreement sets forth certain marketing, processing and accounting processing services that the Company shall provide to WebBank in connection with its credit card program. WebBank will pay Oportun a servicing fee of 5% to service the accounts and certain excess collections on a monthly basis.

In connection with the Retention Facility, the Company has made certain customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The Retention Facility contains customary events of default.

The foregoing descriptions of the Retention Facility described above do not purport to be complete and are qualified in their entirety by reference to the text of the Retention Facility Agreement and the Amended Program Agreement, which will be filed as exhibits to the Company's Annual Report on Form 10-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number
104	Cover Page Interactive Data File embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPORTUN FINANCIAL CORPORATION
(Registrant)

Date:	February 11, 2021	By:	/s/ Jonathan Coblentz
Jonathan Coblentz
Chief Financial Officer and Chief Administrative Officer
(Principal Financial and Accounting Officer)